SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108


                                  EXHIBIT 2(a)

              This statement is being filed by J.P. Morgan Partners (23A SBIC), LLC (formerly known as CB Capital Investors, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (23A SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (23A SBIC) is engaged in the venture capital and leveraged buyout business. The Managing Member of JPMP (23A SBIC) is J.P. Morgan Partners (23A SBIC Manager), Inc. (formerly known as CB Capital Investors, Inc.), a Delaware corporation (hereinafter referred to as "JPMP (23A Manager)"), whose principal business office is located at the same address as JPMP (23A SBIC). JPMP (23A Manager) is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business address and employments of each executive officer and director of JPMP (23A Manager).

              JPMP (23A Manager) is a wholly owned subsidiary of The Chase Manhattan Bank, a New York corporation (hereinafter referred to as "Chase Bank") which is engaged in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of Chase Bank.

              Chase Bank is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.



SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108


                                                                      SCHEDULE A

                  J.P. MORGAN PARTNERS (SBIC 23A MANAGER), INC.

                             EXECUTIVE OFFICERS(1)

President                                               Jeffrey C. Walker*
Executive Vice President                                Mitchell J. Blutt, M.D.*
Executive Vice President                                Arnold L. Chavkin*
Executive Vice President                                John M.B. O'Connor*
Managing Director                                       Dr. Dana Beth Ardi
Managing Director                                       Christopher C. Behrens*
Managing Director                                       Julie Casella-Esposito*
Managing Director                                       Rodney A. Ferguson*
Managing Director                                       Cornell P. French*
Managing Director                                       Michael R. Hannon*
Managing Director                                       Alfredo Irigoin*
Managing Director                                       Andrew Kahn*
Managing Director                                       Jonathan R. Lynch*
Managing Director                                       Stephen P. Murray*
Managing Director                                       Timothy Purcell*
Managing Director                                       Faith Rosenfeld*
Managing Director                                       Shahan D. Soghikian*
Managing Director                                       Timothy J. Walsh*
Managing Director                                       Richard D. Waters, Jr.*
Managing Director                                       Damion E. Wicker, M.D.*
Managing Director                                       Eric R. Wilkinson*
Senior Vice President and Assistant Secretary           James Hutter*
Senior Vice President and Assistant Secretary           Mounir Nahas*
Senior Vice President, Treasurer
  and Assistant Secretary                               Elisa R. Stein*
Vice President and Assistant Secretary                  Richard Madsen*
Vice President and Assistant Secretary                  Puneet Gulati*
Vice President and Assistant Secretary                  Thomas Szymoniak*
Vice President and Assistant Secretary                  Scott Kraemer*
Secretary                                               Anthony J. Horan**
Assistant Secretary                                     Robert C. Caroll**
Assistant Secretary                                     Denise G. Connors**
Assistant Secretary                                     Euisun Lisa Lee**
Assistant Secretary                                     Timothy Samson**





--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)                Page 7 of 14 Pages

                                  SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108


                                  DIRECTORS(1)

                               Jeffrey C. Walker*



--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.








SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108

                                                                      SCHEDULE B

                            THE CHASE MANHATTAN BANK

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer       William B. Harrison Jr.*
Vice Chairman                                           David A. Coulter*

Vice Chairman; Chairman, Investment Bank                Walter A. Gubert*
Vice Chairman                                           Thomas B. Ketchum*

Vice Chairman; Co-Chief Executive Officer,
  Investment Bank                                       Donald H. Layton*
Vice Chairman                                           James B. Lee Jr. *

Vice Chairman; Head of Finance, Risk Management
   and Administration                                   Marc J. Shapiro*
Vice Chairman                                           Jeffrey C. Walker**
Managing Director; Head of Credit Risk Policy           Suzanne Hammett*
Executive Vice President; General Auditor               William J. Moran*
Chief Financial Officer                                 Dina Dublon*
General Counsel                                         William H. McDavid*
Director of Human Resources                             John J. Farrell*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Executive Vice President; Head of Market
  Risk Management                                       Lesley Daniels Webster*
Managing Director; Corporate Treasurer                  David B. Edelson*

Corporate Secretary                                     Anthony James Horan*
Senior Vice President; Chief Compliance Officer         Gregory S. Meredith*
Controller                                              Joseph L. Scalfani*
Assistant Corporate Secretary                           James C. Berry*

----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108


                                  DIRECTORS(1)

                          PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                     BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer         Retired Chairman of the Board and
                          Chief Executive Officer
                          Deere & Company
                          One John Deere Place
                          Moline, IL 61265
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.    President and Chief Executive Officer
                          The Hearst Corporation
                          959 Eighth Avenue
                          New York, New York 10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy      Chairman of the Board
                          Honeywell International
                          P.O. Box 3000
                          Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
Ellen V. Futter           President and Trustee
                          American Museum of Natural History
                          Central Park West at 79th Street
                          New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III     President and Chief Executive Officer
                          The College Fund/UNCF
                          9860 Willow Oaks Corporate Drive
                          P.O. Box 10444
                          Fairfax, Virginia 22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr. Chairman of the Board and Chief Executive Officer
                          J.P. Morgan Chase & Co.
                          270 Park Avenue, 8th Floor
                          New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan         Of Counsel
                          Skadden, Arps, Slate, Meagher & Flom LLP
                          Four Times Square
                          New York, New York 10036
--------------------------------------------------------------------------------


----------
(1)  Each of whom is a United States citizen.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108

                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer       William B. Harrison Jr.*
Vice Chairman                                           David A. Coulter*
Vice Chairman                                           Walter A. Gubert*
Vice Chairman                                           Thomas B. Ketchum*
Vice Chairman                                           Donald H. Layton*
Vice Chairman                                           James B. Lee Jr. *
Vice Chairman                                           Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management
  and Administration                                    Marc J. Shapiro*
Executive Officer                                       Steven D. Black*
Executive Officer                                       Donald H. McCree III*
Executive Officer                                       James I. Staley*
Executive Officer                                       Don M. Wilson*
Executive Officer                                       William T. Winters*
Executive Vice President; General Auditor               William J. Moran*
Executive Vice President; Chief Financial Officer       Dina Dublon*
Executive Vice President; Head of Market
  Risk Management                                       Lesley Daniels Webster*
Chief Credit Officer                                    Robert S. Strong*
Managing Director                                       Paul W. Brandow*
Managing Director; Corporate Treasurer                  David B. Edelson*
Managing Director; Head of Credit Risk Policy           Suzanne Hammett*
Managing Director                                       Louis M. Morrell*
Managing Director                                       John Steinhardt*
Managing Director                                       John Wilmet*
Managing Director                                       Jorge V. Jasson*
General Counsel                                         William H. McDavid*
Corporate Secretary                                     Anthony James Horan*
Senior Vice President; Assistant General Counsel        Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer         Gregory S. Meredith*
Director of Human Resources                             John J. Farrell*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Controller                                              Joseph L. Scalfani*
Assistant Corporate Secretary                           James C. Berry*

----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108


                                   DIRECTORS(1)

                                             PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                                        BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer         Retired Chairman of the Board and
                          Chief Executive Officer
                          Deere & Company
                          One John Deere Place
                          Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel         Chairman and Chief Executive Officer
                          Bechtel Group, Inc.
                          P.O. Box 193965
                          San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.    President and Chief Executive Officer
                          The Hearst Corporation
                          959 Eighth Avenue
                          New York, New York 10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy      Chairman of the Board
                          Honeywell International
                          P.O. Box 3000
                          Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns         Chairman of the Board
                          Ryder System, Inc.
                          3600 N.W. 82nd Avenue
                          Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller       Retired Co-Chairman
                          BP Amoco p.l.c.
                          1111 Warrenville Road, Suite 25
                          Chicago, Illinois  60563
--------------------------------------------------------------------------------
 Ellen V. Futter           President and Trustee
                          American Museum of Natural History
                          Central Park West at 79th Street
                          New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III     President and Chief Executive Officer
                          The College Fund/UNCF
                          9860 Willow Oaks Corporate Drive
                          P.O. Box 10444
                          Fairfax,  Virginia 22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr. Chairman of the Board and Chief Executive Officer
                          J.P. Morgan Chase & Co.
                          270 Park Avenue, 8th Floor
                          New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan         Of Counsel
                          Skadden, Arps, Slate, Meagher & Flom LLP
                          Four Times Square
                          New York, New York 10036
--------------------------------------------------------------------------------
 Lee R. Raymond           Chairman of the Board and Chief Executive Officer
                          Exxon Mobil Corporation
                          5959 Las Colinas Boulevard
                          Irving, TX 75039-2298
--------------------------------------------------------------------------------

----------
(1)  Each of whom is a United States citizen.


SEC 1745 (3-98)

                                  SCHEDULE 13G

ISSUER:  PW Eagle, Inc.                                     CUSIP NO.: 69366Y108


                          PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                     BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 John R. Stafford         Chairman of the Board
                          American Home Products Corporation
                          5 Giralda Farms
                          Madison, New Jersey 07940
--------------------------------------------------------------------------------
 Lloyd D. Ward            Chief Executive Officer
                          U.S. Olympic Committee
                          One Olympic Plaza
                          Colorado Springs, CO 80909
--------------------------------------------------------------------------------
 Marina v.N. Whitman      Professor of Business Administration and Public Policy
                          The University of Michigan
                          School of Public Policy
                          411 Lorch Hall, 611 Tappan Street
                          Ann Arbor, MI 48109-1220
--------------------------------------------------------------------------------


















SEC 1745 (3-98)